OPPENHEIMER BOND FUND
Supplement dated November 22, 1995 to the
Prospectus dated July 10, 1995

The following changes are made to the Prospectus:

1.     The supplement dated July 14, 1995 is no longer in effect.

2. Footnote 1 under the "Shareholder Transaction Expenses" chart in "Expenses" on page 3 is changed to read as follows:

     1. If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares -
     - Class A Shares," below.

3. The fifth sentence of the second paragraph under "Annual Fund Operating Expenses" on page 4 is changed to read as follows:

          Had the management fee rate not changed, the actual management fees would have been 0.50% and 0.50% for Class A and Class B shares, respectively, and total fund operating expenses would have been 1.07% and 1.82% for Class A and Class B shares, respectively.

4. The table under "Annual Fund Operating Expenses" set forth on page 4 is deleted and replaced with the following table.


                              Class A               Class B                Class C
                              Shares                Shares                 Shares
Management Fees (Restated)    0.75%                 0.75%                  0.75%
______________________________________________________________________________

12b-1 Distribution Plan
 Fees                         0.25%(1)              1.00%(2)               1.00%(2)
______________________________________________________________________________

Other Expenses                0.32%                 0.32%                  0.32%
_______________________________________________________________________________

Total Fund Operating
 Expenses                     1.32%                 2.07%                  2.07%
_______________________________________________________________________________

(1) Service Plan fees only
(2) Includes Service Plan fees and asset based sales charge

5. The hypothetical examples and accompanying footnote set forth on pages 4 and 5 are deleted and replaced with the following:

                    1 Year     3 Years     5 Years     10 Years*

Class A Shares        $60     $87            $116           $119
Class B Shares        $71     $95            $131           $203
Class C Shares        $31     $65            $111           $240

     If you did not redeem your investment it would incur the following expenses:

                    1 Year    3 Years     5 Years      10 Years*

Class A Shares        $60     $87            $116           $119
Class B Shares        $21     $65            $111           $203
Class C Shares        $21     $65            $111           $240


*The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares--Class B Shares" for more information.

6. The following is inserted in the first paragraph under "Investment Policies and Strategies" on page 10 after the sentence that reads, "The Fund may invest up to 35% of its total assets in debt securities rated less than investment grade or, if unrated, judged by the Manager to be of comparable quality to such lower-rated securities (collectively, "lower-grade securities").

     Lower-grade securities include securities rated BB,B, CCC, CC, C and D by Standard & Poor's or Ba, B, Caa, Ca and C by Moody's. Bonds rated BB, B CCC and CC by Standard & Poor's are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Bonds on which no interest is paid are rated C by Standard & Poor's. Bonds rated D by Standard & Poor's are in default and payment of interest and/or repayment of principal is in arrears. Bonds rated Ba or B by Moody's are judged to have speculative elements; their future is not well-assured. Bonds rated Caa by Moody's are of poor standing and may be in default; bonds rated Ca are speculative in a high degree and are often in default; bonds rated C are regarded as having extremely poor prospects of attaining any real investment standing.

7. The following is added after the paragraph titled "Zero Coupon Securities" on page 13:

     - Other Debt Securities. The Fund may invest in preferred stocks. Preferred stock, unlike common stock, generally offers a stated dividend rate payable from the corporations's earnings. Such preferred stock dividends may be cumulative or non-cumulative, fixed, participating, or auction rate. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. The rights to payment of preferred stocks are generally subordinate to rights associated
     with a corporation's debt securities.   The Fund may also invest
     in municipal securities, which are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Interest from certain municipal securities may be subject to Federal alternative minimum tax.

8. In "How to Buy Shares," the section entitled "Class A Shares" on page 25 under "Classes of Shares" is changed to read as follows:

          If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more OppenheimerFunds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Class A Shares" below.

9. In "How to Buy Shares," the section entitled "Which Class of Shares Should You Choose?" on page 25 is changed by adding a new final sentence to the third paragraph of that section as follows:

          The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

10. In "How to Buy Shares," the first and second paragraphs of the section "Class A Contingent Deferred Sales Charge" on page 29 is amended in its entirety to read as follows:

          There is no initial sales charge on purchases of Class A shares of any one or more of the OppenheimerFunds in the following cases:

          -- purchases aggregating $1 million or more, or -- purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

          Shares of any of the OppenheimerFunds that offers only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

11. In "Reduced Sales Charges for Class A Purchases" on page 30, the first sentence of the section "Right of Accumulation" is changed to read as follows:

     To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors.

     The first two sentences of the second paragraph of that section are revised to read as follows:

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other OppenheimerFunds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of OppenheimerFunds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the OppenheimerFunds.

12. The first sentence of the section entitled "Letter of Intent" on page 30 is revised to read as follows:

     Under a Letter of Intent, if you purchase Class A shares or Class
     A shares and Class B shares of the Fund and other OppenheimerFunds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.


13. In the section entitled "Waivers of Class A Sales Charges" on page 31, the following changes are made:

     The first sentence of the first paragraph is replaced by a new introductory paragraph set forth below and the list of circumstances describing the sales charge waivers follows a new initial sentence:

          - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

          Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

     The introductory phrase preceding the list of sales charge waivers in the second paragraph and subsection (d) of that paragraph are replaced by the following:

          Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     ... (d) shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

     The third paragraph of that section is revised to read as follows:

          Waivers of the Class A Contingent Deferred Sales Charge. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
          -- for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans"); or
          -- to return excess contributions made to Retirement Plans; or -- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value; or
          -- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or
          -- if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
          -- for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

14. The first paragraph of the section entitled "Waivers of Class B Sales Charge" on page 33 is amended by replacing the introductory phrase of that paragraph with the sentences below and replacing item (5) of that paragraph as follows:

          -- Waivers of Class B Sales Charge. The Class B contingent deferred sales charge will not be applied to shares purchased in certain types of transactions nor will it apply to Class B shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

          Waivers for Redemptions of Shares in Certain Cases. The Class B contingent deferred sales charge will be waived for redemptions of shares in the following cases:

     ... (5) for distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.


15. The section titled "Waivers of Class C Sales Charge" on page 35 is replaced with the following:

          The Class C contingent deferred sales charge will be waived if the shareholder requests it for any of the redemptions or circumstances described above under "Waivers of Class B Sales Charge."

16. In the section entitled "Reinvestment Privilege" on page 37, the first two sentences are revised to read as follows:

     If you redeem some or all of your Class A or B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other OppenheimerFunds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares.

17.       In the section entitled "Retirement Plans" on page 38, the final item in the list of plans offered by the Distributor is replaced with the following:

     -- 401(k) prototype retirement plans for businesses

November 22, 1995